                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 21, 2003

                        TRAVELERS PROPERTY CASUALTY CORP.
             (Exact name of registrant as specified in its charter)


  CONNECTICUT                    001-31266                      06-1008174
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)              Identification Number)
 incorporation)

                 ONE TOWER SQUARE
             HARTFORD, CONNECTICUT                                  06183
    (Address of principal executive offices)                      (Zip Code)

                                 (860) 277-0111
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On November 21, 2003, Travelers Property Casualty Corp. (the "Company") issued a press release announcing that it had executed an agreement in principle with class action claimants in all of the Company's pending asbestos-related statutory direct actions. The press release is furnished as Exhibit 99 to this Report and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

EXHIBIT NO.       EXHIBIT
99                Press release issued by Travelers Property Casualty Corp. on
                  November 21, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2003                Travelers Property Casualty Corp.

                                       By:  /s/ Paul H. Eddy
                                            ------------------------------------
                                            Paul H. Eddy
                                            Assistant Secretary
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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
99                Press release issued by Travelers Property Casualty Corp. on
                  November 21, 2003.